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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JUNE 15, 1998



                               FTP SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)



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
              MASSACHUSETTS                         0-22466                            04-2906463
        (State of Incorporation)            (Commission File Number)        (IRS Employer Identification No.)
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                                  2 HIGH STREET
                       NORTH ANDOVER, MASSACHUSETTS 01845
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (978) 685-4000
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ITEM 5.  OTHER EVENTS

(a)      AGREEMENT AND PLAN OF REORGANIZATION

         FTP Software, Inc. (the "Company"), NetManage, Inc. ("NetManage") and Amanda Acquisition Corp. ("Merger Sub") have entered into an Agreement and Plan of Reorganization dated as of June 15, 1998 (the "Reorganization Agreement") which provides for the acquisition of the Company by NetManage through a merger of the Company with Merger Sub (the "Merger") whereby each outstanding share of the Common Stock, par value $0.01 per share, of the Company ("Company Common Stock") will be converted into the right to receive 0.72767 shares (the "Exchange Ratio") of the Common Stock, par value $0.01 per share, of NetManage ("NetManage Common Stock"), subject to the conditions set forth in the Reorganization Agreement.

         The Exchange Ratio is subject to adjustment if (i) the net revenues of the Company determined in accordance with generally accepted accounting principles ("Net Revenues") for the quarter ending June 30, 1998 ("Company Third Quarter Revenues") are less than $9,000,000 and/or (ii) the Net Revenues of the Company for the two months ending August 31, 1998 ("Company Third Quarter Revenues") are less than $4,900,000 (or, if the closing of the Merger occurs before that date, if Net Revenues of the Company for the month of July 1998 are less than $2,450,000) and/or (iii) the cash and cash equivalents of the Company on June 30, 1998 are less than $60 million, subject to certain adjustments. If any of the conditions described in the preceding sentence are not met, then the Exchange Ratio will be reduced to the amount obtained by dividing the number of "Adjusted Merger Shares" by 34,024,336. "Adjusted Merger Shares" means a number of shares of NetManage Common Stock equal to 24,758,452 minus the number of shares of NetManage Common Stock obtained by dividing (A) (x) the amount by which Company Second Quarter Revenues plus the excess, if any, of Company Third Quarter Revenues over $4,900,000 are less than $9,000,000, plus (y) the amount by which Company Third Quarter Revenues are less than $4,900,000 (or, if the closing of the Merger occurs before August 31, 1998, the amount by which Net Revenues for July 1998 are less than $2,450,000), plus (z) the amount by which cash and cash equivalents of the Company on June 30, 1998 are less than $60,000,000, subject to certain adjustments, by (B) the average of the closing prices for the NetManage Common Stock as reported on the Nasdaq National Market for the 20 trading days ending on the day prior to the closing date of the Merger.

         The closing of the Merger is subject to a number of conditions, including (a) certain approvals by the stockholders of the Company and the stockholders of NetManage, respectively, (b) the expiration or early termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (c) the receipt by NetManage of letters from the independent accountants for each of NetManage and the Company to the effect that the Merger qualifies for pooling of interest accounting treatment and (d) the absence of any material adverse effect, as defined in the Reorganization Agreement, with respect to either the Company or NetManage.

         The summary of the Reorganization Agreement set forth above is qualified in its entirety by reference to the Reorganization Agreement, which is incorporated herein by reference to the Current Report on Form 8-K of NetManage filed with the Securities and Exchange Commission (the "Commission") on June 19, 1998.

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(b)      AMENDMENT TO RIGHTS AGREEMENT

         On June 15, 1998, the Company entered into Amendment No. 3 to the Rights Agreement dated as of December 1, 1995 between the Company and State Street Bank and Trust Company, as Rights Agent, as amended by Amendment to Rights Agreement dated as of November 7, 1996 and by Amendment No. 2 to Rights Agreement dated as of February 27, 1998 (as amended, the "Rights Agreement"). Amendment No. 3 amends the Rights Agreement to permit the parties to the Reorganization Agreement to consummate the Merger without triggering the exercisability of the Rights (as defined in the Rights Agreement).

         The original Rights Agreement is incorporated herein by reference to the Registration Statement on Form 8-A of the Company filed with the Commission on December 12, 1995. The Amendment to Rights Agreement dated as of November 7, 1996 is incorporated herein by reference to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 1996, filed with the Commission on November 14, 1996. Amendment No. 3 to the Rights Agreement is filed with this report as Exhibit 4.3 and hereby incorporated herein by reference. The summary of Amendment No. 3 to the Rights Agreement set forth above is qualified in its entirety by reference to such exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

         2 Agreement and Plan of Reorganization dated as of June 15, 1998 by and among NetManage, Inc., FTP Software, Inc. and Amanda Acquisition Corp. (1)

         4.1 Form of Rights Agreement dated as of December 1, 1995 between FTP Software, Inc. and State Street Bank and Trust Company, as Rights Agent. (2)

         4.2 Form of Amendment to Rights Agreement dated as of November 7, 1996 between FTP Software, Inc. and State Street Bank and Trust Company, as Rights Agent. (3)

         4.3 Form of Amendment No. 3 to Rights Agreement dated as of June 15, 1998 between FTP Software and State Street Bank and Trust Company, as Rights Agent.*

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*  Filed herewith.

(1) Incorporated herein by reference to the Current Report on Form 8-K of NetManage filed with the Commission on June 19, 1998.

(2) Incorporated herein by reference to the Registration Statement on Form 8-A of the Company filed with the Commission on December 12, 1995.

(3) Incorporated herein by reference to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 1996, filed with the Commission on November 14, 1996.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FTP SOFTWARE, INC.



Date:    June 19, 1998          By: /s/ James A. Tholen
                                    -------------------------------------------
                                        James A. Tholen,
                                        Senior Vice President, Chief Operating
                                        Officer and Chief Financial Officer

                                       4
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                                  EXHIBIT INDEX


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Exhibit No.       Description
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
2 Agreement and Plan of Reorganization dated as of June 15, 1998 by and among NetManage, Inc., FTP Software, Inc. and Amanda Acquisition Corp. (1)

4.1 Form of Rights Agreement dated as of December 1, 1995 between FTP Software, Inc. and State Street Bank and Trust Company, as Rights Agent. (2)

4.2 Form of Amendment to Rights Agreement dated as of November 7, 1996 between FTP Software, Inc. and State Street Bank and Trust Company, as Rights Agent. (3)

4.3 Form of Amendment No. 3 to Rights Agreement dated as of June 15, 1998 between FTP Software, Inc. and State Street Bank and Trust Company, as Rights Agent.*
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*  Filed herewith.

(1) Incorporated herein by reference to the Current Report on Form 8-K of NetManage filed with the Commission on June 19, 1998.

(2) Incorporated herein by reference to the Registration Statement on Form 8-A of the Company filed with the Commission on December 12, 1995.

(3) Incorporated herein by reference to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 1996, filed with the Commission on November 14, 1996.